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                                  EXHIBIT 5(b)

                     FORM OF AMENDED AND RESTATED SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT






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                                   Schedule A
                                     to the
                          Investment Advisory Agreement
                         between The HighMark Group and
                         Union Bank of California, N.A.
                               dated April 1, 1996

Name of Fund                                          Compensation*
------------                                          -------------

The U.S. Government Obligations Money Market Fund     Annual rate of thirty
                                                      one-hundredths of one
                                                      percent (.30%) of the U.S.
                                                      Government Obligations
                                                      Money Market Fund's
                                                      average daily net assets.

The Diversified Money Market Fund                     Annual rate of thirty
                                                      one-hundredths of one
                                                      percent (.30%) of the
                                                      Diversified Money Market
                                                      Fund's average daily net
                                                      assets.

The 100% U.S. Treasury Money Market Fund              Annual rate of thirty one-
                                                      hundredths of one percent
                                                      (.30%) of the 100% U.S.
                                                      Treasury Money Market
                                                      Fund's average daily net
                                                      assets.

The Income Equity Fund                                Annual rate of sixty
                                                      one-hundredths of one
                                                      percent (.60%) of the
                                                      Income Equity Fund's
                                                      average daily net assets.

The Bond Fund                                         Annual rate of fifty
                                                      one-hundredths of one
                                                      percent (.50%) of the Bond
                                                      Fund's average daily net
                                                      assets.


___________________

*  All fees are computed daily and paid monthly.





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                               Schedule A (Con't.)
                                     to the
                          Investment Advisory Agreement
                         Between The HighMark Group and
                         Union Bank of California, N.A.
                               dated April 1, 1996

Name of Fund                                          Compensation*
------------                                          -------------

The California Tax-Free Money Market Fund             Annual rate of thirty one-
                                                      hundredths of one percent
                                                      (.30%) of the California
                                                      Tax-Free Money Market
                                                      Fund's average daily net
                                                      assets.

The Growth Fund                                       Annual rate of sixty
                                                      one-hundredths of one
                                                      percent (.60%) of the
                                                      Growth Fund's average
                                                      daily net assets.

The Balanced Fund                                     Annual rate of sixty
                                                      one-hundredths of one
                                                      percent (.60%) of the
                                                      Balanced Fund's average
                                                      daily net assets.

The Value Momentum Fund                               Annual rate of sixty
                                                      one-hundredths of one
                                                      percent (.60%) of the
                                                      Value Momentum Fund's
                                                      average daily net assets.

The Blue Chip Growth Fund                             Annual rate of sixty
                                                      one-hundredths of one
                                                      percent (.60%) of the Blue
                                                      Chip Growth Fund's average
                                                      daily net assets.

The Emerging Growth Fund                              Annual rate of eighty
                                                      one-hundredths of one
                                                      percent (.80%) of the
                                                      Emerging Growth Fund's
                                                      average daily net assets.

_____________

*  All fees are computed daily and paid monthly.




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                               Schedule A (Con't.)
                                     to the
                          Investment Advisory Agreement
                         Between The HighMark Group and
                         Union Bank of California, N.A.
                               dated April 1, 1996

Name of Fund                                    Compensation*
------------                                    -------------

The International Equity Fund                   Annual rate of ninety-five
                                                one-hundredths of one percent
                                                (.95%) of the International
                                                Equity Fund's average daily net
                                                assets.

The Intermediate-Term Bond Fund                 Annual rate of fifty
                                                one-hundredths of one percent
                                                (.50%) of the Intermediate-Term
                                                Bond Fund's average daily net
                                                assets.

The Government Securities Fund                  Annual rate of fifty
                                                one-hundredths of one percent
                                                (.50%) of the Government
                                                Securities Fund's average daily
                                                net assets.

The Convertible Securities Fund                 Annual rate of sixty
                                                one-hundredths of one percent
                                                (.60%) of the Convertible
                                                Securities Fund's average daily
                                                net assets.

The California Intermediate Tax-Free            Annual rate of fifty one-
  Bond Fund                                     hundredths of one percent (.50%)
                                                of the California Intermediate
                                                Tax-Free Bond Fund's average
                                                daily net assets.





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*  All fees are computed daily and paid monthly.




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                                   HIGHMARK FUNDS
                                   (formerly, The HighMark Group)

                                   By:   ______________________

                                   Title:______________________

                                   Date: ______________________

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:   ______________________

                                   Title:______________________

                                   Date: ______________________